SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 23, 2002


                            VALENCE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     0-20028                  77-0214673
(State of Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)



                       6504 Bridgepoint Parkway, Suite 415
                               Austin, Texas 78730
                    (Address of Principal Executive Offices)


                                 (512) 527 2910
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS.

Commencing August 23, 2002, the common stock of Valence Technology, Inc. will be trading on the Nasdaq SmallCap market, using the same symbol, VLNC.




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                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 22, 2002                             VALENCE TECHNOLOGY, INC.


                                            By:    /S/ KEVIN W. MISCHNICK
                                               -----------------------------
                                                   Kevin W. Mischnick
                                                   Vice President of Finance


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